BRIGHTHOUSE LIFE INSURANCE COMPANY

Brighthouse Shield ® Level II Advisory Annuity (the “Contract”)

Supplement dated July 1, 2026

To

Prospectus dated April 27, 2026

This supplement describes certain changes to Appendix G: State Variations for the prospectus referenced above. If you would like another copy of your prospectus, write to us at: Brighthouse Life

Insurance Company, P.O. Box 4301, Clinton, IA 52733-4301, call us at (888) 243-1932, or access the

Securities and Exchange Commission’s website at http://sec.gov for a copy of your prospectus. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

Effective for Contracts issued in the state of Oregon on or after June 22, 2026, all Shield Options are available as Allocation Options. In Appendix G: State Variations, the state variation for Oregon is deleted and replaced with the following:

State	Features or Benefit	Variation
Oregon	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE